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                                     ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.
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Supplement  dated  June  10, 2010 to the Summary Prospectus and Prospectus dated
March   1,  2010  of  the  AllianceBernstein  Utility  Income  Fund,  Inc.  (the
"Prospectus").

On June 9, 2010, the Board of Directors (the "Directors") of the AllianceBernstein Utility Income Fund, Inc. (the "Fund") approved proposals to rename the Fund "AllianceBernstein Equity Income Fund, Inc.", and to change certain investment policies. The Fund's investment objective will remain the same, which is current income and long-term capital growth. The name and policy changes are intended to refocus the Fund's investment strategy, so that it can seek current income and capital growth from a wide range of industries, including, but not limited to, industries in the utilities sector. The Fund intends to invest in companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Consistent with the change in the Fund's name, the Fund's non-fundamental investment policy of investing at least 80% of its net assets in the securities of companies in the utilities industry will be changed to a policy of investing at least 80% of its net assets in equity securities. The Directors also approved the following changes to the Fund's investment policies.

      o Eliminate the Fund's policy that the Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies since this policy is inconsistent with the Fund's new, broader investment focus and unnecessary. The Adviser does not anticipate investing in fixed-income securities at the present time, but the Fund's new 80% investment policy would give the Fund the flexibility to invest up to 20% of its net assets in fixed-income securities.

      o Eliminate the Fund's policy to invest in securities of utility companies, including companies in the electric, gas, and water utility industries since this policy is inconsistent with the Fund's new, broader investment focus.

      o Modify the Fund's policy to invest primarily in income-producing equity securities and invest at least 65% of its total assets in income-producing securities without limitation on the allocation of the Fund's investments between equity securities and fixed-income securities to change it to invest primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The existing policy is inconsistent with the Fund's new name and 80% investment policy. The modified policy will continue to stress investment in income-producing securities, but will change the 65% threshold from a required minimum to a target percentage.

The Adviser anticipates that up to 95% of the Fund's portfolio will be sold to reposition the portfolio to reflect the Fund's new investment focus. The trading costs of this repositioning are anticipated to be minimal because the Fund's portfolio is highly liquid and are expected to be approximately $100,000 or 1.3 cents per share. In addition, the Fund has substantial capital loss carryforwards so that any capital gains occurring as a result of the repositioning will not result in taxable distributions of capital gains to shareholders.

In connection with the Fund's new investment strategy, the Adviser has agreed to cap the Fund's total operating expenses at a rate of 1.25% for Class A shares (with corresponding expense caps for other classes of shares) to be effective on the same date as the Fund's name change and new investment policies, which is on or about August 31, 2010. The day-to-day management of, and investment decisions for, the AllianceBernstein Equity Income Fund, Inc.'s portfolio will be made by the Adviser's U.S. Equity Senior Investment Management Team, led by Gerry Paul.

The changes to the Fund's name and the non-fundamental investment policies do not require stockholder approval under the Investment Company Act of 1940, as amended. However, the Fund has adopted policies to provide stockholders with at least 60 days' notice prior to a change in its name and the related policy to invest at least 80% of its net assets in the securities of companies in the utilities industry. The name and investment policy changes will not become effective until at least 60 days after the date of this Supplement and are currently expected to become effective on or about August 31, 2010.

                                   * * * * *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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used by permission of the owner, AllianceBernstein L.P.




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